Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations [Text Block]
Note 4 – Discontinued Operations
Income (loss) from discontinued operations for 2013 reflects a $15 million pretax charge resulting from an unfavorable ruling associated with our former Alaska refinery related to the Trans-Alaska Pipeline System Quality Bank.
Income (loss) from discontinued operations for 2012 reflects a $144 million pretax gain on reconsolidation related to our majority ownership in entities (the Wilpro entities) that owned and operated the El Furrial and PIGAP II gas compression facilities prior to their expropriation by the Venezuelan government in May 2009. We deconsolidated the Wilpro entities in 2009. In 2012, the El Furrial and PIGAP II assets were sold as part of a settlement related to the 2009 expropriation of these assets. Upon closing, the lenders that had provided financing for these operations were repaid in full, and the Wilpro entities received $98 million in cash and the right to receive quarterly cash installments of $15 million (receivable) plus interest through the first quarter of 2016.  Following the settlement and repayment in full of the lenders, we reestablished control and, therefore, reconsolidated the Wilpro entities and recognized the gain on reconsolidation. This gain reflected our share of the cash, including cash received in the settlement, and the estimated fair value of the receivable held by the Wilpro entities at the time of reconsolidation.
To determine the fair value of the receivable at the time of reconsolidation, we considered both quantitative (income) and qualitative (market) approaches. Under our quantitative approach, we calculated the net present value of a probability-weighted set of cash flows utilizing assumptions based on contractual terms, historical payment patterns by the counterparty under similar circumstances, our likelihood of using arbitration if the counterparty does not perform, and discount rates. Our qualitative analysis utilized information as to how similar notes might be valued. This analysis also reduced the value due to its limited marketability as the payment terms are embedded within the overall settlement agreement. Both analyses resulted in similar fair values. Ultimately we determined the fair value of the receivable to be $88 million at the time of reconsolidation, utilizing a probability-weighted cash flow analysis with a discount rate of approximately 12 percent and a probability of default ranging from 15 percent to 100 percent. Utilizing different assumptions regarding the collectability of the receivable and discount rates could have resulted in a materially different fair value.